SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 20, 2000



                           HANSEN NATURAL CORPORATION
               (Exact name of registrant as specified in charter)





             DELAWARE                  0-18761                 39-1679918
(State or other jurisdiction of      (Commission              (IRS employer
           incorporation)            file number)           identification no.)


2380 Railroad Street, Suite 101                                92880-5471
Corona, California                                             (Zip Code)
(Address of principal executive offices)

(909) 739-6200
(Registrant's telephone number, including area code)

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On September 20, 2000, Blue Sky Natural Beverage Co., a Delaware corporation and a newly-formed subsidiary of Hansen Beverage Company ("Purchaser"), purchased certain assets of Blue Sky Natural Beverage Co., a New Mexico corporation ("Seller"), constituting Seller's natural carbonated sodas and seltzers business for a cash purchase price of $6,500,000. Comerica Bank - California provided financing to the registrant and Hansen Beverage Company to pay the purchase price. The assets acquired include all trademarks and other proprietary rights related to the Seller's business but exclude Seller's cash, accounts receivable and accounts payable. The only liabilities of Seller assumed by Purchaser in connection with the acquisition were those liabilities under certain contracts assigned to Purchaser. There is no relationship between the Seller and the registrant or any of its affiliates, any director or officer of the registrant, or any associates of any such director or officer.



         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)                       Financial statements of the
                                                     business acquired.

                                                     Financial        statements
                                                     required  by this item will
                                                     be  filed by  amendment  to
                                                     this   initial   report  no
                                                     later  than   December   4,
                                                     2000.

                           (b)                       Pro forma financial
                                                     information.

                                                     Pro     forma     financial
                                                     information   required   by
                                                     this  item will be filed by
                                                     amendment  to this  initial
                                                     report   no   later    than
                                                     December 4, 2000.

                           (c)                       Exhibits

         Exhibit Number                           Description

                  2.1                                Form  of   Asset   Purchase
                                                     Agreement,   dated   as  of
                                                     September 20, 2000, between
                                                     Seller and the Purchaser
                                                     (the "Purchase Agreement").

                  10.1                               Modification, dated as of
                                                     September 19, 2000, to
                                                     Revolving Credit Loan and
                                                     Security Agreement by and
                                                     between Hansen Beverage
                                                     Company and Comerica Bank -
                                                     California.



                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 4, 2000

                                            HANSEN NATURAL CORPORATION



                                            By:      /s/ Rodney C. Sacks
                                                     Rodney C. Sacks
                                                     Chairman of the Board
                                                     and Chief Executive Officer

--------
1 Hansen Beverage Company is a wholly-owned subsidiary of the registrant, Hansen Natural Corporation.

                                      -3-